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                                 EXHIBIT 10.1.3
                                 --------------



                               Capital One Bank
                      Senior and Subordinated Bank Notes
                Due From 30 Days to 30 Years From Date of Issue

                   SECOND AMENDMENT TO AMENDED AND RESTATED
                  DISTRIBUTION AGREEMENT DATED APRIL 30, 1996

                                                                  April 30, 1999


MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
CHASE SECURITIES INC.
CREDIT SUISSE FIRST BOSTON CORPORATION
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
LEHMAN BROTHERS INC.
J.P. MORGAN SECURITIES INC.
NATIONSBANC MONTGOMERY SECURITIES LLC
SALOMON SMITH BARNEY INC.

c/o  Merrill Lynch & Co.
     Merrill Lynch, Pierce, Fenner & Smith Incorporated
     World Financial Center
     North Tower, 11/th/ Floor
     New York, New York 10281-1311

Ladies and Gentlemen:

     Capital One Bank, a banking association chartered under the laws of the Commonwealth of Virginia (the "Bank"), desires to amend the Amended and Restated Distribution Agreement, dated April 30, 1996, as amended by the Amendment to the Amended and Restated Distribution Agreement, dated April 21, 1998, entered into with respect to the distribution of the Bank's Senior and Subordinated Bank Notes due from 30 days to 30 years from date of issue (the "Notes"), and made between the Bank and the Agents party thereto (which agreement, as amended from time to time, is herein referred to as the "Distribution Agreement") in the following manner:

     Section 1.  Amendments to the Distribution Agreement.
                 ----------------------------------------

     The Distribution Agreement is hereby amended as follows:
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          (a)  The words "or, otherwise make available through electronic media
          (provided that Bank shall notify the Agents of such availability)" shall be inserted after the words "as promptly as reasonably practicable after such reports become publicly available" on line 6 of clause (e) of Section 4 of the Distribution Agreement.

     Section 2.  Representations and Warranties.
                 ------------------------------

     The Bank hereby repeats and reaffirms the representations and warranties contained in Section 2 of the Distribution Agreement, with the same force and effect as though such representations and warranties had been made as of the date hereof, provided that all references in such representations and warranties to (i) the Distribution Agreement shall refer to the Distribution Agreement as amended by this Amendment, (ii) the Offering Circular shall refer to the Offering Circular dated April 30, 1999, (iii) the Letters of Representation shall refer to the Short-Term and Medium-Term Letters of Representation dated April 30, 1997, and (iv) the Call Reports shall refer to the Call Reports beginning with and including the Call Report for the period ended December 31, 1996.

     Section 3.  Governing Law.
                 -------------

     This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

     Section 4.  Severability of Provisions.
                 --------------------------

     Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section 5.  Captions.
                 --------

     The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

               [Remainder of this page intentionally left blank]

                                       2
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     If the foregoing is agreeable to you, please sign and return to the Bank a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between each of the Agents and the Bank in accordance with its terms.

                                     Very truly yours,

                                     CAPITAL ONE BANK



                                     By:  /s/ Susanna K. Tisa
                                         ---------------------------
                                          Name: Susanna K. Tisa
                                          Title: Director of Capital Markets

CONFIRMED AND ACCEPTED,
As of the date first written above:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED


By:   /s/
     --------------------------------
      Name:
      Title:

CHASE SECURITIES INC.


By:   /s/
     --------------------------------
      Name:
      Title:

CREDIT SUISSE FIRST BOSTON  CORPORATION


By:     /s/  Julie A. Keogh
     --------------------------------
      Name:  Julie A. Keogh
      Title: Authorized Signatory

DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION


By:     /s/
     --------------------------------
      Name:
      Title:

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

LEHMAN BROTHERS INC.


By:     /s/  Kyle Miller
     --------------------------------
      Name:  Kyle Miller
      Title: Senior Vice President

J.P. MORGAN SECURITIES INC.


By:     /s/
     --------------------------------
      Name:
      Title:

NATIONSBANC MONTGOMERY SECURITIES LLC


By:     /s/
     --------------------------------
      Name:
      Title:

SALOMON SMITH BARNEY INC.


By:     /s/  Martha D. Bailey
     --------------------------------
      Name:  Martha D. Bailey
      Title: First Vice President

                                       4